UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2023

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

delaware	001-39717	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 East Colorado Boulevard, Suite 180

Pasadena, California 91101

(Address of principal executive offices)

(631) 830-7092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIXT	The Nasdaq Stock Market, LLC
Warrant to Purchase Common Stock, par value $0.0001 per share	LIXTW	The Nasdaq Stock Market, LLC

Item 1.01. Entry into a Material Agreement.

On July 18, 2023, Lixte Biotechnology Holdings, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchaser named therein (the “Purchaser”), pursuant to which the Company agreed to issue and sell, in a registered direct offering (the “Registered Offering”), 583,334 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) (or common stock equivalents in lieu thereof), and common warrants to purchase up to 583,334 shares of common stock in a concurrent private placement, at a purchase price of $6.00 per share. The common warrants issued pursuant to the concurrent private placement will have an exercise price of $6.00 per share, will be exercisable immediately upon issuance, and will expire 5 years from issuance.

The Registered Offering is expected to result in gross proceeds of approximately $3,500,000 before deducting the placement agent’s fees and related offering costs and expenses. The Shares and common stock equivalents in lieu thereof will be issued by the Company pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-252430), which was initially filed with the Securities and Exchange Commission (the “Commission”) on January 26, 2021, and was declared effective on February 5, 2021. A prospectus supplement describing the terms of the Registered Offering will be filed with the Commission. The common warrants and the shares of Common Stock underlying the common warrants have not been registered under the Securities Act and will be issued in reliance on an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof as transactions not involving a public offering and Rule 506 promulgated thereunder as sales to accredited investors.

The Purchase Agreement also contains customary conditions to closing, representations and warranties of the Company, and termination rights of the parties, as well as certain indemnification obligations of the Company and ongoing covenants for the Company, including a prohibition on the Company’s sale and issuance of additional securities for a period of 90 days from the closing of the Registered Offering and entering into variable rate transactions (as defined in the Purchase Agreement) for a period of 180 days from the closing of the Registered Offering, subject to certain exceptions.

Placement Agent’s Fees and Expenses

Pursuant to an engagement agreement, dated July 18, 2023, the Company engaged A.G.P./Alliance Global Partners (the “Placement Agent”) to act as the Company’s exclusive placement agent in connection with the Registered Offering. The Company has agreed to pay the Placement Agent a cash fee equal to 6.0% of the aggregate gross proceeds raised in the Registered Offering, and has agreed to reimburse the Placement Agent for its out-of-pocket expenses, including up to $75,000 for expenses of its legal counsel.

The Company has agreed to issue to the Placement Agent, or its designees, warrants (the “Placement Agent Warrants”) to purchase such number of shares of Common Stock equal to six percent (6.0%) of the aggregate number of Shares sold to the Purchaser in the Registered Offering. The Placement Agent Warrants have an exercise price of $6.60 per share, will expire 5 years from issuance, and have substantially the same terms as the common warrants to be issued in this offering. The Placement Agent Warrants and the shares of Common Stock underlying the Placement Agent Warrants have not been registered under the Securities Act and will be issued in reliance on an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof as transactions not involving a public offering and Rule 506 promulgated thereunder as sales to accredited investors. The Placement Agent Warrants and the shares of the Company’s Common Stock underlying the Placement Agents’ Warrants may not be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements.

The foregoing summaries of the Purchase Agreement, the form of common stock purchase warrant, the form of pre-funded common stock purchase warrant, and the Placement Agent Warrants do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 10.1, 4.1, 4.2, and 4.3 respectively, to this Current Report on Form 8-K (the “Report”), and which are incorporated herein in their entirety by reference.

2

This Report does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety. The common warrants, the Placement Agent Warrants and the shares of Common Stock underlying the common warrants and the Placement Agent Warrants have not been registered under the Securities Act and will be issued in reliance on an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof as transactions not involving a public offering and Rule 506 promulgated thereunder as sales to accredited investors. The common warrants, the Placement Agent Warrants and the shares of the Company’s Common Stock underlying the common warrants and the Placement Agent Warrants may not be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements. No statement in this document or the attached exhibits is an offer to purchase or a solicitation of an offer to sell securities. No offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 8.01. Other Events.

The information in Item 1.01 above is hereby incorporated by reference into this Item 8.01. In connection with the Registered Offering, on July 18, 2023, the Company issued a press release announcing the pricing of the Registered Offering. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) There is filed as part of this report the exhibits listed on the accompanying Index to Exhibits which exhibit is incorporated herein by reference

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2023	LIXTE BIOTECHNOLOGY HOLDINGS, INC.

	By:	/s/ JOHN S. KOVACH
John S. Kovach, Chief Executive Officer

4

INDEX TO EXHIBITS

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant
4.2	Form of Pre-Funded Common Stock Purchase Warrant
4.3	Form of Placement Agent Warrant
10.1	Securities Purchase Agreement
99.1	Press Release dated July 18, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

5